Impairment Charges	12 Months Ended
Dec. 31, 2010
Notes To Financial Statements [Abstract]
Impairment Charges
NOTE 6.	IMPAIRMENT CHARGES

Goodwill and indefinite-lived intangible assets are tested annually for impairment during the first quarter of each year or earlier upon the occurrence of certain events or substantive changes in circumstances.  As a result of the continuing deterioration of values in the newspaper industry and the greater than anticipated economic downturn and its current and anticipated impact on Newsday's advertising business, the Company determined that a triggering event had occurred and the Company tested indefinite-lived intangibles, long-lived assets and goodwill for impairment as of December 31, 2010, 2009 and 2008 (the "interim testing dates").

The Company determined the fair value of Newsday based on a combination of the estimated fair market values determined under the income approach and the market approach.  The income approach utilizes a discounted cash flow valuation methodology, which requires the exercise of significant judgments, including judgments about appropriate discount rates based on the assessment of risks inherent in the projected future cash flows including the cash flows generated from synergies from a market participant's point of view, and the amount and timing of expected future cash flows, including expected cash flows beyond the Company's current long-term business planning period.  The market approach measures fair value using market multiples of various financial measures compared to a set of comparable public companies taking into consideration synergies a market participant may generate.  The market approach requires significant judgments determining comparable market multiples.  The estimated fair values of Newsday's indefinite-lived intangibles, which relate primarily to the trademarks associated with the newspaper mastheads, were based on discounted future cash flows calculated utilizing the relief-from-royalty method.  Changes in such estimates or the application of alternative assumptions could produce significantly different results.

The Company's impairment analysis of Newsday as of December 31, 2008 resulted in pre-tax impairment charges of $59,522, $8,199 and $333,159 related to indefinite-lived intangibles, certain long-lived intangible assets and goodwill, respectively, originally recorded by the Company in conjunction with its acquisition of Newsday on July 29, 2008 (see Note 4).  The net $400,880 pre-tax impairment charges recorded in 2008 are included in depreciation and amortization (including impairments) in the Other segment and the Company recognized an income tax benefit of $164,080, in addition to the allocation of such pre-tax impairment charges to the noncontrolling interest owner's basis in those assets.

The Company's impairment analysis as of December 31, 2010 and 2009 resulted in pre-tax impairment charges of $7,800 and $2,000, respectively, related to the excess of the carrying value over the estimated fair value of certain indefinite-lived intangibles.  These pre-tax impairment charges are included in depreciation and amortization (including impairments) in the Other segment.

In addition, the Company recorded impairment charges of $1,803, $1,436 and $1,067 in 2010, 2009 and 2008, respectively, included in depreciation and amortization.  These charges relate primarily to certain other long-lived assets related to the Company's theater operations and Newsday in the Other segment.